UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 13, 2007

GENTA INCORPORATED

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-19635 (Commission File Number)	33-0326866 (IRS Employer Identification No.)

200 Connell Drive Berkeley Heights, NJ (Address of Principal Executive Offices)	07922 (Zip Code)

(908) 286-9800
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On September 13, 2007, Genta Incorporated, (the Company), announced that new clinical data from the Company’s programs for Genasense® (oblimersen) in melanoma and chronic lymphocytic leukemia (CLL) will be featured in presentations at the 14th European Cancer Conference, ECCO 14. The conference, sponsored by the Federation of European Cancer Societies (FECS), will take place in Barcelona, Spain from September 23-26, 2007.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release of the Company dated September 13, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENTA INCORPORATED
Date: September 17, 2007	By:	/s/ RICHARD J. MORAN
		Name:	Richard J. Moran
		Title:	Senior Vice President, Chief Financial Officer and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description	Sequentially Numbered Page
99.1	Press Release of the Company dated September 13, 2007